Exhibit 10.41

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

This SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (the “Amendment”) effective April 10, 2024 amends that certain Loan and Security Agreement executed on March 29, 2023 but effective as of March 30, 2023 among Innventure LLC, a Delaware limited liability company (the “Lender”), Accelsius Holdings LLC, a Delaware limited liability company (the “Borrower”), and Accelsius LLC, a Delaware limited liability company (the “Guarantor” and together with the Borrower, the “Loan Parties”) (the “Agreement”), as amended by the FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (“First Amendment”) executed on December 13, 2023. Capitalized terms not defined herein shall have the meaning as set forth in the Agreement.
In consideration of the mutual agreements contained in this Amendment and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:
1.	AMENDMENTS

1.1	Effective as of the date first written above, the Agreement is amended as follows:
(a)
Section 2.2(c) is hereby deleted in its entirety and replaced with the following:

“(c) Repayment.  After any repayment of all or any portion of the Term Loans, all or any portion of the Term Loans may be re-borrowed.  All unpaid principal and accrued and unpaid interest with respect to the Term Loans is due and payable in full on the Maturity Date.  Unless converted pursuant to Section 2.7, the Term Loans may only be prepaid in accordance with Sections 2.2(d) and 2.2(e) or as the Borrower and the Lender may otherwise agree in writing.

2.	OTHER TERMS

2.1
Amendment to Govern. To the extent of any conflict of this Amendment with the terms and conditions of the Agreement or the First Amendment, this Amendment shall govern. Except as specifically set forth in this Amendment, all other provisions of the Agreement and the First Amendment are hereby ratified and confirmed in their entirety.

2.2
Entire Agreement. This Amendment contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, negotiations, representations, and proposals (written and oral) relating to its subject matter.

[Remainder of Page Intentionally Left Blank]

[Signature Page to First Amendment To Loan and Security Agreement]
IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be effective as of the date first written above.
BORROWER: ACCELSIUS HOLDINGS LLC, a Delaware limited liability company By: /s/ Josh Claman Name: Josh Claman Title: CEO

GUARANTOR: ACCELSIUS LLC, a Delaware limited liability company By: /s/ Josh Claman Name: Josh Claman Title: CEO

INNVENTURE LLC, a Delaware limited liability company By: /s/ Gregory W. Haskell Name: Gregory W. Haskell Title: CEO